Exhibit (a)(1)(B)

                        GREEN MOUNTAIN POWER CORPORATION
                              Letter Of Transmittal
                        To Tender Shares Of Common Stock
             (Including The Associated Common Stock Purchase Rights)
                                       Of
                        Green Mountain Power Corporation
                        Pursuant To The Offer To Purchase
                             Dated October 18, 2002

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                                                  DESCRIPTION OF SHARES TENDERED
                                                    (See Instructions 3 and 4)
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    Name(s) and Address(es) of Registered Holder(s)                                   Certificates Tendered
  (Please use preaddressed label or fill in exactly as                    (Attach signed additional list if necessary)
          name(s) appear(s) on certificate(s))
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Certificate Number(s)*        Number of Shares     Number of Shares
                                                                                              Represented by         Tendered**
                                                                                             Certificate(s)*
                                                          -------------------------------------------------------------------------

                                                          -------------------------------------------------------------------------

                                                          -------------------------------------------------------------------------

                                                          -------------------------------------------------------------------------
                                                          Total Certificated Shares
                                                          Tendered
                                                          -------------------------------------------------------------------------
                                                          Total Dividend Reinvestment
                                                          Program Shares Tendered****
                                                          -------------------------------------------------------------------------
                                                          Total Shares Tendered By Book
                                                          Entry
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Total Shares Tendered
-----------------------------------------------------------------------------------------------------------------------------------

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|_|   Check here if any of the certificates representing Shares that you own have been lost or destroyed. See Instruction 14.
      Number of Shares represented by lost or destroyed certificates:
-----------------------------------------------------------------------------------------------------------------------------------
   *  Need not be completed if Shares are delivered by book-entry transfer.
  **  If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
 ***  If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 9.
****  See box below regarding tendering Dividend Reinvestment and Stock Purchase Plan shares. See also Instruction 17.
-----------------------------------------------------------------------------------------------------------------------------------

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OUR OFFER AND YOUR RIGHT TO WITHDRAW YOUR SHARES WILL EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON TUESDAY, NOVEMBER 19, 2002, UNLESS THE OFFER IS EXTENDED.
         GREEN MOUNTAIN POWER MAY EXTEND THE OFFER PERIOD AT ANY TIME.
--------------------------------------------------------------------------------

          The Depositary for the offer is: MELLON INVESTOR SERVICES LLC

By Mail:                           By Overnight Delivery:     By Hand Delivery:
Mellon Investor Services          Mellon Investor Services    120 Broadway
Attn:  Reorganization Department     85 Challenger Road       13th Floor
P.O. Box 3301                         Mail Stop - Reorg       New York, NY 10271
South Hackensack, NJ 07606        Ridgefield Park, NJ 07660

This Letter of Transmittal, including the accompanying instructions, should be read carefully before this Letter of Transmittal is completed. You must sign the Letter of Transmittal in the appropriate space provided and complete the substitute form W-9 included herein.

For this Letter of Transmittal to be validly delivered, it must be received by the Depositary at one of the above addresses before the offer expires (in addition to the other requirements detailed in this letter and its instructions). Delivery of this Letter of Transmittal to another address will not constitute a valid delivery. Deliveries to Green Mountain Power, the Information Agent or the book-entry transfer facility will not be forwarded to the Depositary and will not constitute a valid delivery.

When This Letter Of Transmittal Should Be Used:

      You should complete this Letter of Transmittal only if:

      o you are including with this letter certificates representing the shares that you are tendering (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery you have previously sent to the Depositary),

      o you are tendering shares held through the Green Mountain Power Dividend Reinvestment and Stock Purchase Plan, or

      o you are concurrently tendering shares by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "book-entry transfer facility") pursuant to Section 3 of the Offer to Purchase and you are not (1) using an agent's message (as defined in Instruction 2) or (2) providing the acknowledgement required by the automated tender offer program.

If you want to tender your shares into the offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this Letter of Transmittal to the Depositary before the offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

This Letter of Transmittal may not be used for shares held in the Green Mountain Power Employee Savings Plan and Investment Plan and Trust. If you are a participant in this plan and want to tender some or all of the shares allocated to your plan account, you must follow the instructions in the "Letter to Participants in the Green Mountain Power Employee Savings Plan and Investment Plan and Trust" and related materials sent separately. However, if you also own shares apart from the plan and you want to tender some or all of them, you must also submit this Letter of Transmittal to tender the non-plan shares. See Instruction 16.

                ADDITIONAL INFORMATION REGARDING TENDERED SHARES

--------------------------------------------------------------------------------

|_| Check here if any certificate evidencing the shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated. If so, you must complete the Short Form Affidavit in this Letter of Transmittal. A bond may be required to be posted by you to secure against the risk that the certificates may by recirculated. See Instruction 14.

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK ENTRY-TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:_________________________________________
         Account Number:________________________________________________________
         Transaction Code Number:_______________________________________________

|_| CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s):_______________________________________
         Date of Execution of Notice of Guaranteed Delivery:____________________ Name of Institution that Guaranteed Delivery:__________________________ DTC Participant Number (if Delivered by Book-Entry):___________________ Transaction Code Number (if Delivered by Book-Entry):__________________

--------------------------------------------------------------------------------
 TENDER OF SHARES HELD IN GREEN MOUNTAIN POWER DIVIDEND REINVESTMENT AND STOCK
                       PURCHASE PLAN (See Instruction 17)

This section is to be completed ONLY if Shares held in Green Mountain Power's Dividend Reinvestment and Stock Purchase Plan are to be tendered.

|_| By checking this box, the undersigned represents that the undersigned is a participant in the Dividend Reinvestment and Stock Purchase Plan and hereby instructs the Depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment and Stock Purchase Plan account of the undersigned:

                                __________Shares*

* The undersigned understands and agrees that all Shares held in the Dividend Reinvestment and Stock Purchase Plan account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank.

|_| Please check this box if you have tendered all Shares held in your Dividend Reinvestment and Stock Purchase Plan account(s) and desire, upon the purchase by the Company of all of your Shares in such accounts pursuant to the Offer, to terminate your participation in the Dividend Reinvestment and Stock Purchase Plan.
--------------------------------------------------------------------------------

                        PRICE AT WHICH YOU ARE TENDERING
                               (See Instruction 5)

You must check one box and only one box if you want to tender your shares. If more than one box is checked or if no box is checked, your shares will not be properly tendered.

Shares Tendered At A Price Determined By You:

By checking one of the following boxes below instead of the box under "Shares Tendered At A Price Determined Pursuant To The Offer," you are tendering shares at the price checked. This action could result in none of your shares being purchased if the purchase price selected by Green Mountain Power for the shares is less than the price checked below. If you want to tender portions of your shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you tender shares. The same shares cannot be tendered at more than one price.

--------------------------------------------------------------------------------
         PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                               (See Instruction 5)
--------------------------------------------------------------------------------
                               CHECK ONLY ONE BOX.

            IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                       THERE IS NO PROPER TENDER OF SHARES

(Shareholders who desire to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered.)

--------------------------------------------------------------------------------

|_| $17.00     |_| $17.625    |_| $18.25     |_| $18.875    |_| $19.50     |_| $20.125    |_| $20.75
|_| $17.125    |_| $17.75     |_| $18.375    |_| $19.00     |_| $19.625    |_| $20.25     |_| $20.875
|_| $17.25     |_| $17.875    |_| $18.50     |_| $19.125    |_| $19.75     |_| $20.375    |_| $21.00
|_| $17.375    |_| $18.00     |_| $18.625    |_| $19.25     |_| $19.875    |_| $20.50
|_| $17.50     |_| $18.125    |_| $18.75     |_| $19.375    |_| $20.00     |_| $20.625

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       OR

Shares Tendered At A Price Determined Pursuant To The Offer:

|_| By checking this one box instead of one of the price boxes above, you are tendering shares and are willing to accept the purchase price selected by Green Mountain Power in accordance with the terms of the offer. This action will maximize the chance of having Green Mountain Power purchase your shares (subject to the possibility of proration). Note this action could result in your receiving a price per share as low as $17.00.

--------------------------------------------------------------------------------
                                    ODD LOTS
                               (See Instruction 8)

Complete this section ONLY if you own, or are tendering on behalf of a person who owns, beneficially or of record, an aggregate of fewer than 100 shares (including any shares held in Green Mountain Power's Dividend Reinvestment and Stock Purchase Plan, but not including any shares held in the Green Mountain Power Employee Savings Plan and Investment Plan and Trust) and are tendering all of your shares.

You either (check one box):

|_| are the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

|_| are a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

                    Odd Lots Cannot Be Conditionally Tendered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CONDITIONAL TENDER
                              (See Instruction 15)

You may condition your tender of shares on Green Mountain Power purchasing a specified minimum number of your tendered shares, all as described in Section 6 of the Offer to Purchase. Unless the minimum number of shares you indicate below is purchased by Green Mountain Power in the offer, none of the shares you tendered will be purchased. It is your responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of shares specified, your tender will be deemed unconditional.

|_| The minimum number of shares that must be purchased, if any are purchased, is: ______ shares.

If because of proration, the minimum number of shares that you designated above will not be purchased, Green Mountain Power may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked this box:

|_|   The tendered shares represent all shares held by me.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)

      Complete this box only if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be issued in the name of someone other than you, or if you want shares that you delivered by book-entry transfer to be returned by credit to an account at the book-entry transfer facility other than the one designated earlier.

Issue:  |_| Check
        |_| Certificate(s)

to:

Name:___________________________________________________________________________
                                 (Please Print)

Address:   _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________
                                     (Include Zip Code)

           _____________________________________________________________________
                                   (Tax Identification or
                                   Social Security Number)
                                  (See Substitute Form W-9)

|_| Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:_________________________________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)

      Complete this box only if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be mailed or sent to someone other than you or to you at an address other than that designated earlier.

Mail:  |_|  Check
       |_|  Certificate(s)

to:

Name:___________________________________________________________________________
                                 (Please Print)

Address:   _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________
                               (Include Zip Code)

      Green Mountain Power has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Green Mountain Power does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.
--------------------------------------------------------------------------------

             DO NOT DETACH-FOLD ONLY AND INSERT IN PROVIDED ENVELOPE

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           AFFIDAVIT OF LOST, MISSING OR DESTROYED CERTIFICATE(S) AND
                             AGREEMENT OF INDEMNITY

        THIS AFFIDAVIT IS INVALID IF NOT SIGNED BELOW AND A CHECK IS NOT
                                    INCLUDED

Complete this Section only if you cannot locate some or all of your Trust share certificate(s). Please print clearly.

                                                                                    Taxpayer ID or Social Security Number
--------------------------------------------------------------------------------
             TOTAL SHARES LOST
--------------------------------------------------------------------------------
Please Fill in Certificate No(s), if known                Number of Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Attach separate schedule if needed
--------------------------------------------------------------------------------

By signing this form I/we swear, depose and state that I/we am/are the lawful owners(s) of the certificate(s) hereinafter referred to as the "securities" described in the Letter of Transmittal. The securities have not been endorsed, pledged, cashed, negotiated, transferred, assigned, or otherwise disposed of. I/we have made a diligent search for the securities and have been unable to find it or them and make this Affidavit for the purpose of including the sale, exchange, redemption, or cancellation of the securities, as outlined in this Letter of Transmittal, without the surrender of the original(s), and also to request and induce the Federal Insurance Company to provide suretyship for me/us to cover the missing securities under its Blanket Bond #8302-00-67. I/we agree to surrender the securities for cancellation should I/we, at any time, find the securities.

I/we hereby agree for myself/ourselves, my/our heirs, successors, assigns and personal representatives, in consideration of the proceeds of the sale, exchange, redemption or cancellation of the securities, and the aforementioned suretyship, to indemnify, protect and hold harmless Federal Insurance Company (the Surety), Mellon Investor Services LLC, Green Mountain Power Corporation and any other party to the transaction, from and against all loss, costs, and damages including court costs and attorneys' fees, which they may be subject to or liable for in respect to the sale, exchange, redemption, or cancellation of the securities without requiring surrender of the original securities. The rights accruing to the parties under the preceding sentence shall not be limited or abridged by their negligence, inadvertence, accident, oversight, breach or failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred, I/we agree that this Affidavit and Indemnity Agreement is to become part of Blanket Bond # 8302-00-67 underwritten by Federal Insurance Company.

Any person who, knowingly and with intent to defraud any insurance company or other person, files an application or statement of claim, containing any materially false information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to civil penalties as prescribed by law.

X Signed by Affiant (shareholder)________________________________________________on this (date)_______________________________
                                 (Deponent) (Indemnitor) (Heirs Individually)                        Month     Day     Year

X Signed by Affiant (shareholder)________________________________________________on this (date)_______________________________
                                 (Deponent) (Indemnitor) (Heirs Individually)                        Month     Day     Year

Social Security #______________________________________Date_______________________________Notary Public_______________________

                 Lost Securities Premium/Service Fee Calculation

--------------------------------------------------------------------------------
         IF THE VALUE IS UNDER $1000, THERE IS A $50.00 SERVICE FEE ONLY
--------------------------------------------------------------------------------

1. Enter the number of shares that are lost:_____X $16.17 = $_______Share Value*

*If the Share Value exceeds $500,000, or if the beneficial holder is foreign or deceased, do not continue with calculation. Contact Mellon Investor Services at 1-800-891-2980.

2 If value is greater than $1000: multiply $____X (3%) or .03 = $________ Surety
  Premium Multiply by 3% (.03) for Surety Premium.

3. Add $50.00 for service fee for total amount due _______ = $ 50.00 Service Fee

4. total Amount Due (Add Lines 2 and 3) __________________ = $_________Total Fee

Please make all checks payable to: Mellon Investor Services, 85 Challenger Road, Ridgefield Park, NJ 07660. Any check over $250.00 must be in the form of a certified check, cashier's check, or money order. Please send your signed check or money order, along with the Letter of Transmittal ($50 Minimum).
--------------------------------------------------------------------------------

NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED "IMPORTANT -- SHAREHOLDERS SIGN HERE" IF YOU WANT TO TENDER YOUR SHARES. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To Mellon Investor Services LLC:

      The undersigned hereby tenders to Green Mountain Power Corporation, a Vermont corporation, the above-described shares of Green Mountain Power's common stock, $3.33 1/3 par value per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 18, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer. All shares tendered and purchased will include the associated common stock purchase rights issued pursuant to the Rights Agreement, dated as of June 17, 1998, between Green Mountain Power and ChaseMellon Shareholder Services, L.L.C., as rights agent, and, unless the context otherwise requires, all references to shares include the associated common stock purchase rights.

      Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Green Mountain Power all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of Green Mountain Power, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

      1. deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Green Mountain Power upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;

      2. present certificates for the shares for cancellation and transfer on Green Mountain Power's books; and

      3. receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

      The undersigned covenants, represents and warrants to Green Mountain Power that:

      1. the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, Green Mountain Power will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

            o the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

            o the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Green Mountain Power to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

            o the undersigned has read, understands and agrees to all of the terms of the offer.

      The undersigned understands that Green Mountain Power's acceptance of shares tendered pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Green Mountain Power upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Green Mountain Power pay interest on the purchase price, including without limitation, by reason of any delay in making payment.

      The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates, the number of shares that the undersigned wishes to tender, and the price at which the shares are being tendered should be set forth in the appropriate boxes above.

      The undersigned understands that Green Mountain Power will determine a single per share price, not greater than $21.00 nor less than $17.00, that it will pay for shares properly tendered, taking into account the number of shares tendered and the prices specified by tendering shareholders. Green Mountain Power will select the lowest purchase price that will allow it to buy 800,000 shares or, if a lesser number of shares are properly tendered, all shares that are properly tendered and not properly withdrawn. All shares acquired in the offer will be acquired at the same purchase price. All shares properly tendered at prices equal to or below the purchase price and not properly withdrawn will be purchased, subject to the conditions of the offer and the "odd lot" priority, proration and conditional tender provisions described in the Offer to Purchase. Shares tendered at prices in excess of the purchase price that is selected by Green Mountain Power and shares not purchased because of proration or conditional tenders will be returned without expense to the shareholder.

      The undersigned recognizes that under the circumstances set forth in the Offer to Purchase Green Mountain Power may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that Green Mountain Power has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Green Mountain Power does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

      The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above.

      All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

--------------------------------------------------------------------------------
                                    IMPORTANT

                             SHAREHOLDERS SIGN HERE
         (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

________________________________________________________________________________

________________________________________________________________________________
                           (Signature(s) of Owner(s))

Dated:___________________________, 2002

Name(s):________________________________________________________________________
                                 (Please Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________
                               (Include Zip Code)

Daytime Area Code and Telephone Number:_________________________________________

Tax Identification or Social Security Number:___________________________________

                            (SEE SUBSTITUTE FORM W-9)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 6)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
                                 (Please Print)

Title:__________________________________________________________________________

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Dated:____________________________, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                     PAYOR'S NAME: MELLON INVESTOR SERVICES LLC
--------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE FORM W-9                      Part 1 - Please provide your TIN in   ___________________________________________
Department of the Treasury               the box at the right and certify by            Social Security Number(s)
Internal Revenue Service                 signing and dating below.             OR
(See Instruction 13)                                                           ___________________________________________
                                                                                    Employer Identification Number(s)
Payer's Request for Taxpayer
Identification Number (TIN)              ---------------------------------------------------------------------------------

                                         Part 2 - Certification - Under penalties of           Part 3 -
Please fill in your name and address     perjury, I certify that:
below.                                                                                         Awaiting TIN |_|
                                         (1)  The number shown on the form is my correct
                                              Taxpayer Identification Number (or I am
                                              waiting for a number to be issued to me) and
_____________________________________
Name                                                                                           Part 4 - For Payee Exempt
                                         (2)  I am not subject to backup withholding because   from Backup Withholding
                                              (a) I am exempt from backup withholding, (b) I
                                              have not been notified by the Internal Revenue   Exempt |_|
_____________________________________         Service ("IRS") that I am subject to backup
Address (number and street)                   withholding as a result of a failure to report
                                              all interest or dividends or (c) the IRS has
                                              notified me that I am no longer subject to
                                              backup withholding.
_____________________________________
(City, State and Zip Code)               ---------------------------------------------------------------------------------

                                         Certification Instructions - You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you currently are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item (2).  If you are exempt from backup withholding, check the box in Part 4 above.

                                         Signature: ______________________________                 Date:____________, 2002

--------------------------------------------------------------------------------------------------------------------------

Failure to complete and return this form may result in backup withholding of 30% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

You must complete the following certificate if you checked the box in Part 3 of Substitute Form W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number prior to the purchase of my Shares pursuant to the Offer, 30% of all reportable payments made to me in connection with the purchase of my Shares will be withheld.

_________________________________________     __________________________________
                Signature                                   Date

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER.

      1. Guarantee of Signatures. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

            (a) this Letter of Transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

            (b) the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

            In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an eligible guarantor institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

      2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. For your shares to be properly tendered, either (a) or (b) below must happen:

            (a) The Depositary must receive all of the following at its address above in this Letter of Transmittal before or on the date Green Mountain Power's offer expires:

                  o one of (i) the certificates for the shares, (ii) a
            confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2 or (iii) in the case of shares held in the Green Mountain Power Dividend Reinvestment and Stock Purchase Plan, completion of the appropriate sections of this Letter of Transmittal; and

                  o one of (i) properly completed and executed Letter of
            Transmittal or a manually executed facsimile of it, including any required signature guarantees, (ii) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer or (iii) a specific acknowledgement in the case of a tender through the "automated tender offer program" described in this Instruction 2, and

                  o any other documents required by this Letter of Transmittal.

            (b) You must comply with the guaranteed delivery procedure set forth below.

      Book-Entry Delivery. Any institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the Depositary's account in accordance with the book-entry transfer facility's procedures for transfer. Delivery of this Letter of Transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the Depositary.

      Agent's Message. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Green Mountain Power may enforce such agreement against them.

      Automated Tender Offer Program. Participants in the book-entry transfer facility may also tender their shares in accordance with the automated tender offer program to the extent it is available to them for the shares they wish to tender. A shareholder tendering through the automated tender offer program must expressly acknowledge that the shareholder has received and agrees to be bound by this Letter of Transmittal and that we may enforce such agreement against them.

      Guaranteed Delivery. If you want to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the Depositary before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

            (a) the tender is made by or through an eligible guarantor institution;

            (b) the Depositary receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal, specifying the price at which shares are being tendered, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the Notice of Guaranteed Delivery; and

            (c) all of the following are received by the Depositary within three NYSE trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery:

                  o one of (i) the certificates for the shares, (ii) a
            confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2 or (iii) in the case of shares held in the Green Mountain Power Dividend Reinvestment and Stock Purchase Plan, completion of the appropriate sections of this Letter of Transmittal, and

                  o one of (i) a properly completed and executed Letter of
            Transmittal or a manually executed facsimile of it, including any required signature guarantees, (ii) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer or (iii) a specific acknowledgement in the case of a tender through the "automated tender offer program" described in this Instruction 2, and

                  o any other documents required by this Letter of Transmittal.

THE METHOD OF DELIVERING ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT YOUR ELECTION AND RISK. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Except as specifically permitted by Section 6 of the Offer to Purchase, Green Mountain Power will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal or a manually signed facsimile of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their tender.

      4. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

      5. Partial Tenders and Unpurchased Shares. (This paragraph does not apply to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued (when necessary) and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

      If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a shareholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the tender offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, the shares will be credited to the appropriate account maintained by the tendering shareholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the shareholder.

      5. Indication of Price at which Shares are Being Tendered. If you want to tender your shares you must properly complete the pricing section of this Letter of Transmittal, which is called "Price At Which You Are Tendering". You must check one box in the pricing section. If more than one box is checked or no box is checked, your shares will not be properly tendered. If you want to tender portions of your shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you tender shares. However, the same shares cannot be tendered at more than one price, unless previously and properly withdrawn as provided in Section 4 of the Offer to Purchase.

      6. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

      Exact Signature. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

      Joint Holders. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

      Different Names on Certificates. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or manually signed facsimiles) as there are different registrations of certificates.

      Endorsements. When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

      Signatures of Fiduciaries. If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to Green Mountain Power of his or her authority to so act.

      7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. Green Mountain Power will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however, (a) payment of the purchase price is to be made to any person other than the registered holder(s); (b) shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

      8. Odd Lots. If Green Mountain Power is to purchase fewer than all shares properly tendered and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 shares (including shares held in Green Mountain Power's Dividend Reinvestment and Stock Purchase Plan, but not including any shares held in Green Mountain Power's Employee Savings Plan and Investment Plan and Trust) and who tenders all of the holder's shares at or below the purchase price. This preference will not be available unless the section captioned "Odd Lots" is completed.

      9. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders can specify in the "Description of Shares Tendered" box of this Letter of Transmittal the order in which specified portions of their shares will be purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the tender offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 14 of the Offer to Purchase.

      10. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

      11. Irregularities. All questions as to the number of shares to be accepted, the price to be paid for shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Green Mountain Power in its sole discretion and that determination will be final and binding on all parties. Green Mountain Power reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which it determines may be unlawful. Green Mountain Power also reserves the absolute right to waive any of the conditions of the tender offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, and Green Mountain Power's interpretation of the terms of the tender offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering shareholder or waived by Green Mountain Power. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, Green Mountain Power determines. Neither Green Mountain Power, nor any of the Depositary, the Information Agent, either of the Dealer Managers or any other person will be under any duty to give notification of any defects or irregularities in any tender or incur any liability for failure to give any such notification.

      12. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth the back page of the Offer to Purchase and set forth below.

      13. Taxpayer Identification Number and Backup Withholding. Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or the shareholder's assignee (in either case, the "payee"), provide the Depositary with the payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a payee who is an individual, is the payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the payee may be subject to penalties imposed by the IRS and backup withholding in an amount equal to 30% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

      To prevent backup withholding, each payee must provide the payee's correct TIN by completing the Substitute Form W-9 set forth in this Letter of Transmittal, certifying that the TIN provided is correct (or that the payee is awaiting a TIN) that the payee is a U.S. person (including a U.S. resident alien), and that

            (a) the payee is exempt from backup withholding,

            (b) the payee has not been notified by the Internal Revenue Service that the payee is subject to backup withholding as a result of a failure to report all interest or dividends, or

            (c) the Internal Revenue Service has notified the payee that the payee is no longer subject to backup withholding.

      If the payee lacks a TIN, the payee should

            (a) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN,

            (b) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and

            (c) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document.

      If the payee does not provide the payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the payee furnishes the payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the payee has already applied for a TIN or that the payee intends to apply for one in the near future.

      If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 guidelines for information on which TIN to report.

      Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed W-9 guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit an appropriate completed IRS Form W-8 or Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

      Non-United States holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

      14 Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate for part or all of your shares has been lost, stolen, misplaced, mutilated or destroyed, you should complete the Short Form Affidavit in this Letter of Transmittal. A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated.

      15. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, you may tender shares subject to the condition that all or a specified minimum number of your shares tendered pursuant to this Letter of Transmittal or a Notice of Guaranteed Delivery must be purchased if any shares tendered are purchased.

      If you wish to make a conditional tender you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

      As discussed in Section 6 of the Offer to Purchase, proration may affect whether Green Mountain Power accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, Green Mountain Power may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, Green Mountain Power will limit its purchase in each case to the designated minimum number of shares.

      All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

      The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of shares pursuant to the offer in such a manner that the purchase will be treated as a sale of such shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. If you are an odd lot holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased from the shareholder in order for the shareholder to qualify for sale rather than dividend treatment. Each shareholder is urged to consult his or her own tax advisor.

      16. Employee Savings and Investment Plan and Trust. Participants in the Green Mountain Power Employee Savings and Investment Plan and Trust may not use this Letter of Transmittal to direct the tender of shares allocated to their plan accounts, but must comply with the instructions found in the "Letter to Participants in the Green Mountain Power Employee Savings and Investment Plan and Trust" sent separately to them. Participants in this plan are urged to carefully read the letter and related materials sent to them. Participants in this plan who would like to tender shares held outside of their plan must use this Letter of Transmittal to tender those shares held outside of the plan.

      17. Dividend Reinvestment and Stock Purchase Plan. If you want to tender shares of Green Mountain Power common stock held in your plan account under Green Mountain Power's Dividend Reinvestment and Stock Purchase Plan, you must

            (a) complete the box in this Letter of Transmittal entitled "Tender of Shares Held in Green Mountain Power Dividend Reinvestment and Stock Purchase Plan" by choosing the option to tender all of your shares in the plan account or the option to tender a specific number of shares held in your plan account (if the box is not completed, no shares held in your plan account will be tendered), and

            (b) indicate the number of shares being tendered from the Dividend Reinvestment and Stock Purchase Plan account in the box in this Letter of Transmittal entitled "Description of Shares Tendered."

      As with shares held outside the Dividend Reinvestment and Stock Purchase Plan, you may submit portions of the shares held in your Dividend Reinvestment and Stock Purchase Plan account at different prices, but you must complete a separate Letter of Transmittal for each price at which you tender shares. However, the same shares cannot be tendered at more than one price, unless previously and properly withdrawn as provided in Section 4 of the Offer to Purchase.

      Shares held in a Dividend Reinvestment and Stock Purchase Plan account are counted as being owned beneficially or of record when calculating whether a shareholder is an odd lot holder. If a participant in the Dividend Reinvestment and Stock Purchase Plan is an odd lot holder and wants to obtain the benefit of the odd lot priority, the participant must complete the box in this Letter of Transmittal entitled "Odd Lots" and must tender all of the holder's shares held both in the holder's Dividend Reinvestment and Stock Purchase Plan account and outside such account.

      If you tender shares held in your Dividend Reinvestment and Stock Purchase Plan account, all such shares credited to your plan account, including fractional shares, will be tendered, unless otherwise specified in the box entitled "Tender of Shares Held in Green Mountain Power Dividend Reinvestment and Stock Purchase Plan."

                        The Depositary for our Offer is:

                          MELLON INVESTOR SERVICES LLC

           By Mail:                By Facsimile Transmission:                By Hand                    Overnight Courier:
 Mellon Investor Services LLC     (Eligible Institutions Only)     Mellon Investor Services LLC    Mellon Investor Services LLC
        P.O. Box 3301                    (201) 296-4293                   120 Broadway                    Mail Stop-Reorg
  South Hackensack, NJ 07606                                               13th Floor                   85 Challenger Road
     Attn: Reorganization       Confirm Facsimile by Telephone:        New York, NY 102710           Ridgefield Park, NJ 07660
          Department                     (201) 296-4860
                                     (for Confirmation Only)


      The Letter of Transmittal and certificates for shares and any other required documents should be sent or delivered by each Green Mountain Power shareholder or such shareholder's broker, dealer, commercial bank, trust company or nominee to the Depositary at one of its addresses set forth above.

      Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address set forth below. Requests for additional copies of this Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank, trust company or nominee for assistance concerning our offer. To confirm delivery of shares, shareholders are directed to contact the Depositary.

                     The Information Agent for Our Offer is:

                          MELLON INVESTOR SERVICES LLC
                               85 Challenger Road
                        Ridgefield Park, New Jersey 07660
                          Call Toll Free (800) 858-0985